File No. 33-79170, 811-8524
                                            Filed under Rule 497(e)
Equitable Life Insurance Company of Iowa


                      Prospectus Supplement

                          July 9, 1997

                             to the

              PrimElite Variable Annuity Prospectus
         Dated May 1, 1997 as Supplemented May 28, 1997

                           __________


On July 7, 1997, Equitable of Iowa Companies ("Equitable of Iowa") and ING Groep, N.V. ("ING") entered into a definitive merger agreement providing for Equitable of Iowa to become a wholly owned subsidiary of ING in a transaction expected to occur in the fourth quarter of this year. Equitable of Iowa is the corporate parent of Equitable Life Insurance Company of Iowa, the issuer of the PrimElite Deferred Variable Annuity, Equitable of Iowa Securities Network, Inc., the distributor of the PrimElite Deferred Variable Annuity and the Equi-Select Series Trust (the "ESS Trust"), Equitable Investment Services, Inc. ("EISI"), the adviser of the ESS Trust. ING, headquartered in the Netherlands, is a global financial services holding company with over $275 billion in assets and another $50 billion in third-party assets under management. Although it is anticipated the Equitable of Iowa's operations will be merged with the North American life insurance operations of ING, and consummation of the acquisition, which is subject to a number of conditions including customary regulatory approvals, will likely result in the termination of the investment advisory agreement between EISI and the ESS Trust and the sub-advisory agreement among EISI, the ESS Trust and the sub-adviser for the Portfolios of the ESS Trust. It is expected that the ESS Trust's Board of Trustees will consider before that time new agreements with EISI and the ESS Trust's sub-adviser in respect of the ESS Trust. Any such agreements, which will likely be substantially identical to the current agreements, would be subject to approval by shareholders of the ESS Trust.



This supplement should be retained with your PrimElite Prospectus.



PE-1                                                        7/9/97
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